EQ ADVISORS TRUSTSM - ALL ASSET ALLOCATION PORTFOLIO

SUPPLEMENT DATED DECEMBER 6, 2011 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2011, as supplemented, of EQ Advisors Trust (the “Trust”) regarding the All Asset Allocation Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and/or a copy of the Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com

The purpose of this Supplement is to provide you with information regarding the approval by the Portfolio’s Class IA shareholders of the addition of a Shareholder Services and Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), for the Class IA shares of the Portfolio.

As discussed above, effective January 1, 2012, Class IA shares will be subject to a Rule 12b-1 fee in accordance with the approval by shareholders of the addition of a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. As a result of this change, effective January 1, 2012, the maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class IA shares will be 0.25% of the average daily net assets attributable to Class IA shares, the same fee currently applicable to the Portfolio’s Class IB shares.

As such, effective January 1, 2012, any reference to Class IA shares not being subject to a Rule 12b-1/distribution plan or fee in the Portfolio’s Prospectus, including in the following sections of the Portfolio’s Prospectus are hereby deleted in their entirety and all references to the distribution arrangements of Class IA shares are hereby amended to include, and should be read to include, a Rule 12b-1/distribution plan and fee: “Management of the Trust – The Trust,” “Management of The Trust – Expense Limitation Agreement” and “Fund Distribution Arrangements.”

In addition, effective January 1, 2012, any reference to Class IA shares not being subject to a Rule 12b-1/distribution plan or fee in the Portfolio’s Statement of Additional Information (“SAI”), including in the following sections of the of the Portfolio’s SAI are hereby deleted in their entirety and all references to the distribution arrangements of Class IA shares are hereby amended to include, and should be read to include, a Rule 12b-1/distribution plan and fee: “Description of the Trust,” Investment Management and Other Services – The Manager,” “Investment Management and Other Services – The Distributor” and “Other Information-Classes of Shares.”

Further, effective January 1, 2012, the tables in the “Fees and Expenses of the Portfolio” section of the Portfolio’s Prospectus under the headings “Annual Portfolio Operating Expenses” and “Example” are hereby deleted in their entirety and replaced with the information listed below:

All Asset Allocation Portfolio

Annual Operating Expenses (expenses that you may pay each year as a percentage of the value of your investment)
All Asset Allocation Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.69%	0.69%
Total Annual Portfolio Operating Expenses	1.29%	1.29%
Fee Waiver and/or Expense Reimbursement †	–0.25%	-0.25%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.04%	1.04%

†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC. has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.35% for Class IA shares and Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2013.

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	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$106	$384	$684	$1,535
Class IB Shares	$106	$384	$684	$1,535

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Effective January 1, 2012, the fifth sentence in the third paragraph in the section of the Portfolio’s Prospectus entitled “More Information on Strategies, Risks and the Underlying Portfolios and Underlying ETFs – Underlying Portfolios and Underlying ETFs” is hereby deleted in its entirety and replaced with the following information:

The Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

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Effective January 1, 2012, the section of the Portfolio’s Prospectus entitled “Management of the Trust—Expense Limitation Agreement” is hereby deleted in its entirety and replaced with the following information:

In the interest of limiting through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of Underlying Portfolios and Underlying ETFs, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) to the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of daily net assets)
Portfolios	Class IA Shares	Class IB Shares
All Asset Allocation Portfolio	0.35%	0.35%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses. The Manager’s selection of Underlying Portfolios may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

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